Exhibit 10.28

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

WHEREAS, Taberna Realty Finance Trust (the “Company”) and Raphael Licht entered into that certain Employment Agreement dated as of April 28, 2005 (the “Employment Agreement”);

WHEREAS, the Company and Raphel Licht desire to amend the Employment Agreement;

WHEREAS, this Amendment No. 1 to the Employment Agreement has been authorized by the Compensation Committee of the Board of Trustees of the Company.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 5.1(a) of the Employment Agreement is amended and restated in its entirety as follows:

“(a) For purposes of this Agreement, “Cause” shall mean the Executive’s:

(i)	commission of, and indictment for or formal admission to a felony, or any crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company;

(ii)	engagement in fraud, misappropriation or embezzlement;

(iii)	continued failure to materially adhere to the directions of the Board, to adhere to the Company’s written policies and practices; or

(iv)	material breach of any of the provisions of Section 6.

provided that the Company shall not be permitted to terminate the Executive for Cause except on written notice given to the Executive at any time not more than 30 days following the occurrence of any of the events described in clause (ii) through (iv) above (or, if later, the Company’s knowledge thereof). No termination for Cause under clause (i) through (iv) shall be effective unless the Board makes a determination that Cause exists after notice to the Executive, and the Executive has been provided with an opportunity (with counsel of his choice) to contest the determination at a meeting of the Board.”

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment No. 1 to the Employment Agreement as of this 8th day of July, 2005.

TABERNA REALTY FINANCE TRUST

/S/ JACK SALMON

By:	Jack Salmon
Title:	EVP & CFO

RAPHAEL LICHT

/S/ RAPHAEL LICHT